Subsequent Events (Details) - Subsequent Event [Member] - USD ($)	1 Months Ended
	Mar. 19, 2020	Jan. 20, 2020
Loan borrowed, description	The Company borrowed a one-year loan in the amount of RMB 25 million from Bank of China, which bears an effective annual interest rate of 4.57% per annum. The loan is guaranteed by Gary Wang, David Wang, Guoan Xu, and their family spouses.
Interest rate		0.20%
CNY [Member]
Revolving loans		$ 5,000,000